UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 20, 2024, Medalist Diversified REIT, Inc. (the “Company”) issued a press release announcing the Stock Splits (as defined below). A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated   herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

Reverse Stock Split

On June 20, 2024, the Company announced that its Board of Directors approved a reverse stock split of shares of the Company’s common stock (the “Common Stock”), and the outstanding common units (“Common Units”) of its operating partnership, Medalist Diversified Holdings, L.P. (the “Operating Partnership”), at a ratio of one share for every ten shares presently owned (the “Reverse Stock Split”). The Reverse Stock Split is expected to take effect at approximately 5:00 p.m. Eastern Time on July 2, 2024 (the “Reverse Split Effective Time”). Every ten shares of Common Stock outstanding at that time will automatically be converted into one share of Common Stock and likewise corresponding adjustments will be made to each outstanding Common Unit of the Operating Partnership.

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each stockholder that otherwise would receive fractional shares will be entitled to receive, in lieu of such fractional shares, cash in an amount equal to the applicable fraction multiplied by the closing price of the Common Stock on The Nasdaq Capital Market on July 2, 2024 (as adjusted for the Reverse Stock Split). The Reverse Stock Split will apply to all of the Company’s outstanding shares of Common Stock as of the Reverse Split Effective Time and therefore will not affect the relative percentage of shares owned by any particular stockholder, except for de minimis changes as a result of the elimination of fractional shares. The Reverse Stock Split will also not affect the relative voting or other rights that accompany the shares of Common Stock except to the extent that it results in a stockholder receiving cash in lieu of fractional shares.

Forward Stock Split

Also on June 20, 2024, the Company announced that its Board of Directors approved a forward stock split of shares of the Company’s Common Stock, and the outstanding Common Units of its Operating Partnership, at a ratio of five shares for every one share owned (the “Forward Stock Split” and, together with the Reverse Stock Split, the “Stock Splits”). The Forward Stock Split is expected to take effect immediately following the Reverse Stock Split at approximately 5:01 p.m. Eastern Time on July 2, 2024 (the “Forward Split Effective Time”). Every one share of Common Stock outstanding at that time will automatically be converted into five shares of Common Stock and likewise corresponding adjustments will be made to each outstanding Common Unit of the Operating Partnership. The Forward Stock Split will apply to all of the Company’s outstanding shares of Common Stock as of the Forward Split Effective Time and therefore will not affect the relative percentage of shares owned by any particular stockholder. The Forward Stock Split will also not affect the relative voting or other rights that accompany the shares of Common Stock.

As a net result of the Stock Splits, the number of outstanding shares of Common Stock will be decreased from 2,236,631 shares outstanding as of June 20, 2024 to approximately 1,118,315 shares giving effect to the Stock Splits. At the market open on July 3, 2024, the Common Stock is expected to begin trading on a Stock Split-adjusted basis under the new CUSIP number 58403P402.

Stockholders of record will receive information from VStock Transfer LLC, the Company’s transfer agent, regarding their stock ownership following the Stock Splits and, if applicable, payments of cash in lieu of fractional shares with respect to the Reverse Stock Split. Stockholders who hold their shares in brokerage accounts or in “street name” are not required to take any action in connection with the Stock Splits.

 Risk Factors

The Company is including the below risk factor for the purpose of supplementing and updating the disclosure contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission on March 6, 2024.

The reverse stock split and forward stock split may decrease the liquidity of the shares of our common stock and could lead to a decrease in our overall market capitalization.

The liquidity of the shares of our common stock may be affected adversely by a reverse stock split and forward stock split proposed to be effected by the Company given the reduced number of shares of our common stock that will be outstanding following such stock splits, especially if the market price of our common stock does not increase as a result of the splits.

The proposed stock splits, if effected, should have the effect of increasing the per share trading price of our common stock but there is no assurance that the trading price of our common stock after the stock splits will rise (or remain constant) in proportion to the reduction in the number of shares of common stock outstanding before the stock splits. The history of stock splits for other companies is varied, particularly because some investors may view a stock split negatively. We cannot predict the impact of the stock splits on the trading price of our common stock. Our total market capitalization after the stock splits, if completed, may be lower than our total market capitalization before the stock splits.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward looking statements are not historical and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate, “may,” “will,” “should” and “could” and include statements about the Stock Splits and the impact, if any, of the Stock Splits on the Company and the trading price of the Common Stock. Forward-looking statements are based upon the Company’s present expectations but are not guarantees or assurances as to future developments or results. Factors that may cause actual developments or results to differ from those reflected in forward-looking statements include, without limitation, those included in the Company’s most recent Annual Report on Form 10-K and in the Company’s other filings with the SEC. Investors should not place undue reliance upon forward-looking statements. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes and new developments except as required by law or regulation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 20, 2024
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: June 20, 2024	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer